UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report: December 15, 2005

Date of earliest event reported: December 14, 2005

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TRANSATLANTIC HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-10545 (Commission File Number)	13-3355897 (I.R.S. Employer Identification No.)
80 Pine Street New York, NY (Address of principal executive offices)	10005 (Zip Code)

(212) 770-2000

(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 MATERIAL DEFINITIVE AGREEMENT

On December 14, 2005, Transatlantic Holdings, Inc., a Delaware corporation (the “Company”), entered into an indenture (the “Indenture”) and a first supplemental indenture (the “First Supplemental Indenture” and, together with the Indenture, the “Indentures”) with The Bank of New York, as trustee (the “Trustee”), in connection with the offering, by the Company, of $750,000,000 aggregate principal amount of its 5.75% Senior Notes due 2015 (the “Senior Notes”). The sale of the Senior Notes has been registered with the Securities and Exchange Commission (the “Commission”) in a shelf registration statement on Form S-3, File No. 333-130111. The Indentures specify the terms of the Senior Notes, as described in Item 2.03 below.

Copies of the Indenture and the First Supplemental Indenture are attached as Exhibits 1.1 and 1.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information reported under Item 1.01 above is incorporated into this Item 2.03 by reference. The Senior Notes are the Company’s unsecured and unsubordinated obligations and rank equally with its existing and future unsecured and unsubordinated indebtedness. The Senior Notes mature on December 14, 2015. Interest on the Senior Notes is payable semiannually in arrears on June 14 and December 14 in each year, beginning June 14, 2006. The Senior Notes have no sinking fund or mandatory redemption. The Company may redeem the Senior Notes at any time, in whole or in part, at the election of the Company, upon not less than 30 nor more than 60 days’ notice given as provided in the Indenture, at a redemption price equal to the greater of (i) 100% of the principal amount, together with accrued interest to the redemption date, or (ii) as determined by the quotation agent, the sum of the present values of the remaining scheduled payments of principal and interest thereon (not including any portion of such payments of interest accrued as of the redemption date) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the adjusted treasury rate plus 25 basis points, plus, in each case, accrued interest thereon to the redemption date.

For a more detailed description of the Senior Notes, see the disclosures titled “Supplemental Description of Securities” contained in the Company’s Prospectus Supplement dated December 7, 2005 to the Prospectus dated December 2, 2005, and “Description of Securities We May Offer” contained in the Company’s Prospectus dated December 2, 2005, each of which has been filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description

1.1	Indenture, dated December 14, 2005, by and between the Company and The Bank of New York, as Trustee.

1.2	First Supplemental Indenture, dated December 14, 2005, by and between the Company and The Bank of New York, as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2005

TRANSATLANTIC HOLDINGS, INC.

(Registrant)

By:	/s/ Steven S. Skalicky
Name: Steven S. Skalicky
Title: Executive Vice President
and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
1.1	Indenture, dated December 14, 2005, by and between the Company and The Bank of New York, as Trustee.

1.2	First Supplemental Indenture, dated December 14, 2005, by and between the Company and The Bank of New York, as Trustee.